Offerings - Offering: 1	Feb. 19, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 69,401,351.68
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,584.33
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Class I shares of beneficial interest (the "Class I Shares"), Class S shares of beneficial interest (the "Class S Shares"), Class D shares of beneficial interest (the "Class D Shares" and together with the Class I Shares and Class S Shares, the "Shares") of Nuveen Churchill Private Capital Income Fund (the "Fund"), based upon the net asset value per Class I Share, Class S Share, and Class D Share as of December 31, 2025 of $24.32, $24.25, and $24.32, respectively. This amount is based upon the offer to purchase up to 2,853,674 Shares. The fee rate is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.